UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 22, 2005
SUTURA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25548 (Commission File Number)	84-100269 (IRS Employer Identification No.)

17080 Newhope Street, Fountain Valley, California (Address of principal executive offices)	92708 (Zip Code)
Registrant’s telephone number, including area code: (714) 437-9801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K, as well as other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”), contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
Section 1 – Financial Information
Item 1.02 Termination of a Material Definitive Agreement.
On April 28, 2003, Registrant, under its prior name of Technology Visions Group, Inc., announced that it had entered into a Common Stock Purchase Agreement (the “Agreement”) with Fusion Capital Fund II, L.L.C. (“Fusion”), whereby Fusion would purchase up to an aggregate of $6,000,000 of Registrant’s common stock, $.001 par value, over a thirty month period. Under the Agreement, Registrant had the right to control the timing and amount of stock sold to Fusion with the purchase price based on the market price for the common stock at that time. Prior to Fusion commencing any purchases under the Agreement, Registrant was required to register the shares underlying the Agreement with the Securities and Exchange Commission in accordance with the terms of a Registration Rights Agreement between Registrant and Fusion. Copies of the Agreement and the Registration Rights Agreement are filed as exhibits to this current report on Form 8-K.
On August 22, 2005, Registrant provided written notice to Fusion of its election to terminate the Agreement. As a result, the Agreement terminated pursuant to its terms on August 23, 2005. There is no penalty for termination of the Agreement. The representations and warranties of the Company and Fusion contained in Sections 2 and 3 of the Agreement, the indemnification provisions set forth in Section 8 and the agreements and covenants set forth in Section 11, survive the termination of the Agreement. Further, the provisions of the Registration Rights Agreement remain in effect and survive the termination of the Agreement. At this time there is no agreement or understanding between Fusion and Registrant as to Fusion participating in any future financing of Registrant.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of business acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

Exhibit Index
(c)	Exhibits.
10.1	Common Stock Purchase Agreement, dated as of April 22, 2003, by and between Technology Visions Group, Inc. and Fusion Capital Fund II, L.L.C. (1)

10.2	Registration Rights Agreement, dated as of April 22, 2003, by and between Technology Visions Group, Inc. and Fusion Capital Fund II, L.L.C. (1)

(1)	Incorporated by reference to Exhibits 10.1 and 10.2, respectively, to the Form 8-K Current Report filed by Registrant with the Securities and Exchange Commission on April 28, 2003.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUTURA, INC. (FORMERLY “TECHNOLOGY VISIONS GROUP, INC.”) (Registrant)
Date: August 26, 2005	/s/ Anthony Nobles
Anthony Nobles
President, Chief Executive Officer, Chairman of the Board